UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

July 31, 2012

Annual

Repor t

Legg Mason

Western Asset

Core Plus

Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Core Plus Bond Fund

Fund objective

The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Core Plus Bond Fund for the twelve-month reporting period ended July 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

The Board of Trustees (the “Board”) of Legg Mason Western Asset Core Plus Bond Fund (the “Fund”) has approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by Western Asset Core Plus Bond Fund (the “Acquiring Fund”), a series of Western Asset Funds, Inc., in exchange for shares of the Acquiring Fund. The Fund would then be terminated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization were mailed in July 2012. If the reorganization is approved by Fund shareholders, it is expected to occur on or about October 5, 2012, or on such later date as the parties may agree (the “Closing Date”). Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s prospectus. Only shareholders who held shares of the Fund on June 22, 2012 will have the opportunity to vote with respect to the reorganization. It is anticipated that no gain or loss for federal income tax purposes would be recognized by Fund shareholders as a result of the reorganization.

A prospectus supplement, dated May 31, 2012, describes the proposed reorganization in more detail, including among other things, differences in the valuation procedures of the Fund and the Acquiring Fund which will impact the value of the shares that Fund shareholders will receive if they participate in the reorganization. Please read the prospectus and proxy statement carefully, because they contain important information about the Agreement and Plan of Reorganization, the proposed reorganization and the Acquiring Fund.

Legg Mason Western Asset Core Plus Bond Fund	III

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 31, 2012

IV	Legg Mason Western Asset Core Plus Bond Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended July 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 4.1% in the third and fourth quarters of 2011, respectively. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The second estimate for GDP growth in the second quarter was 1.7%. Moderating growth was partially due to weaker consumer spending, which rose only 1.7% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.1%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then increased to 8.2% in May 2012 and 8.3% in July. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales rose 2.3% on a seasonally adjusted basis in July 2012 versus the previous month. This represented the first monthly increase since April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $187,300 in July 2012, up 9.4% from July 2011. This marked the fifth consecutive month that home prices rose compared to the same period a year earlier and the largest year-over-year increase since January 2006.

While the manufacturing sector overcame a soft patch that occurred in the summer of 2011, it again weakened late in the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011 the manufacturing sector expanded at its weakest pace in two years, with a reading of 50.6 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI was then somewhat choppy over the next eight months, but rose as high as 54.8 in April 2012. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. While the PMI ticked up to 49.8 in July, it remained in contraction territory.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, on August 1, after the reporting period ended, the Fed said “The [Federal Open Market] Committee will closely monitor incoming information on economic and financial developments and will provide additional

Legg Mason Western Asset Core Plus Bond Fund	V

accommodation as needed to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 31, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade fixed-income securities of U.S. issuers. We have broad discretion to invest in all types of fixed-income securities and to allocate the Fund’s assets among all segments of the fixed-income securities market, including U.S. government obligations, U.S. corporate debt and mortgage and asset-backed securities, with no specified minimum or maximum investment in any one segment. The Fund may invest up to 20% of its assets in below investment grade securities and in securities issued by foreign issuers, such as foreign corporate debt and sovereign debt, including up to 10% of its assets in securities issued by issuers in emerging market countries. The Fund’s investments in foreign securities may be denominated in either U.S. dollars or foreign currencies.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility during the reporting period, but ultimately generated positive results. Risk aversion generally ruled the markets in August and September 2011, given mostly disappointing economic data, the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. Most spread sectors then rallied in October, given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November, demand for the spread sectors resumed in December and generally remained robust during the next three months. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of heightened risk aversion during a portion of April and in May 2012. The spread sectors then rallied in June and July as investor sentiment improved.

Both short- and long-term Treasury yields moved lower during the reporting period. When the period began, two-year Treasury yields were 0.36%. They moved as low as 0.16% on September 19, 2011 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 2.82% at the beginning of the period, their peak during the fiscal year. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher late in the month due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy. When the reporting period ended on July 31, 2012, two-year Treasury yields were 0.23% and ten-year Treasury yields were 1.51%.

2	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Fund overview (cont’d)

All told, the Barclays U.S. Aggregate Indexiii, returned 7.25% for the twelve months ended July 31, 2012. For comparison purposes, riskier fixed-income securities, including high-yield bond and emerging market debt, produced stronger results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv and JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 8.00% and 13.14%, respectively.

How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s exposure to U.S. Treasuries. We reduced the Fund’s allocation to non-agency mortgage-backed securities (MBS).

During the reporting period, we utilized U.S. Treasury futures and options on U.S. Treasury futures, Eurodollar futures and options on Eurodollar futures, Euribor futures, Euro-bobl futures and interest rate swaps to manage the portfolio’s duration and yield curvevi exposure. Overall, the use of these instruments detracted from performance. Various credit default swaps on indices referencing baskets of credit names were used to manage the Fund’s exposures to investment grade corporate bonds and high yield bonds. They were a modest positive for performance during the fiscal year. Total return swaps on indices referencing the interest components of Fannie Mae MBS were used to manage exposure to agency pool coupon cash flows. They detracted from results. Total return swaps and index credit default swaps were used to capture relative value opportunities within the commercial mortgage-backed security (“CMBS”) sector. They were a slight positive for performance over the period. Finally, currency forwards, which were used to manage foreign currency exposure, contributed to results.

Performance review

For the twelve months ended July 31, 2012, Class A shares of Legg Mason Western Asset Core Plus Bond Fund, excluding sales charges, returned 7.86%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned 7.25% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 7.14% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended July 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 605 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	3

Performance Snapshot as of July 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Core Plus Bond Fund:
Class A	4.16%	7.86%
Class B1	3.94%	7.27%
Class C♦	3.93%	7.29%
Class R	4.07%	7.54%
Class I	4.35%	8.26%
Barclays U.S. Aggregate Index	2.88%	7.25%
Lipper Intermediate Investment Grade Debt Funds Category Average[2]	3.69%	7.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2012 for Class A, Class B, Class C♦, Class R and Class I shares were 1.83%, 1.38%, 1.50%, 1.62% and 2.18%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class B, Class C♦, Class R and Class I shares would have been 1.72%, 0.95%, 1.39%, 0.76% and 1.89%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 1, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C♦, Class R and Class I shares were 1.11%, 1.85%, 1.57%, 1.57% and 1.10%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.01% for Class A shares, 1.57% for Class B shares, 1.51% for Class C♦ shares, 1.30% for Class R shares and 0.65% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 609 funds for the six-month period and among the 605 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund's distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

4	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Fund overview (cont’d)

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our non-U.S. dollar exposure. In particular, having a short to the euro was beneficial given its poor performance amid the ongoing European sovereign debt crisis.

Yield curve positioning was positive for results. The Fund’s overweight to longer dated maturities versus the benchmark was beneficial as interest rates moved lower during the fiscal year and the yield curve flattened.

Overweights to agency and non-agency MBS were beneficial for performance. They were both supported by generally solid demand from investors seeking to generate incremental yield in the low interest rate environment.

An overweight to investment grade corporate bonds contributed to performance due to corporate profits that generally exceeded expectations. Among our investment grade corporate holdings, overweight positions in General Electric, AT&T, Inc. and Time Warner Cable, Inc. were the most beneficial.

The Fund’s overweight to high-yield bonds contributed to performance, as spreads in the asset class narrowed due to generally strong demand and low default rates. Within the high-yield market, our overweights in AES Corp., CCO Holdings LLC/CAP Corp. and Ball Corp. were the best performers.

What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its duration positioning. While we tactically adjusted the Fund’s duration, we maintained a short position duration versus that of the benchmark. This was detrimental, as interest rates declined during the reporting period.

Another detractor from the Fund’s performance was its overweight to U.S. Treasury Inflation-Protected Securities (“TIPS”)vii. They underperformed the benchmark as inflation was generally benign during the reporting period. Elsewhere, issue selection of CMBS was a negative for results during the fiscal year.

Finally, several of the Fund’s investment grade corporate bond overweights were drags on results, including Credit Agricole SA, Intesa Sanpaolo and Safeway, Inc. Among the Fund’s individual high-yield bonds that were not rewarded were overweights in Arch Coal., Ind, Landsbanki Islands and Glintnir Banki.

Thank you for your investment in Legg Mason Western Asset Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 21, 2012

RISKS: The Fund is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	5

those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 35 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2012 were: Corporate Bonds & Notes (35.0%), Mortgage-Backed Securities (27.4%), U.S. Government & Agency Obligations (19.8%), Collateralized Mortgage Obligations (11.5%) and Asset-Backed Securities (3.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2%Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Caa Component is comprised of Caa-rated securities included in this Index.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2012 and July 31, 2011 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.01%.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2012 and held for the six months ended July 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	4.16%	$1,000.00	$1,041.60	1.00%	$5.08	Class A	5.00%	$1,000.00	$1,019.89	1.00%	$5.02
Class B	3.94	1,000.00	1,039.40	1.57	7.96	Class B	5.00	1,000.00	1,017.06	1.57	7.87
Class C♦	3.93	1,000.00	1,039.30	1.45	7.35	Class C♦	5.00	1,000.00	1,017.65	1.45	7.27
Class R	4.07	1,000.00	1,040.70	1.30	6.60	Class R	5.00	1,000.00	1,018.40	1.30	6.52
Class I	4.35	1,000.00	1,043.50	0.65	3.30	Class I	5.00	1,000.00	1,021.63	0.65	3.27

[1]	For the six months ended July 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C♦ shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

8	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C♦	Class R	Class I
Twelve Months Ended 7/31/12	7.86%	7.27%	7.29%	7.54%	8.26%
Five Years Ended 7/31/12	6.37	5.95	5.82	5.99	6.72
Ten Years Ended 7/31/12	4.48	4.10	3.96	N/A	4.79
Inception* through 7/31/12	6.81	5.21	4.64	5.34	5.44

With sales charges[2]	Class A	Class B	Class C♦	Class R	Class I
Twelve Months Ended 7/31/12	3.30%	2.77%	6.29%	7.54%	8.26%
Five Years Ended 7/31/12	5.45	5.79	5.82	5.99	6.72
Ten Years Ended 7/31/12	4.03	4.10	3.96	N/A	4.79
Inception* through 7/31/12	6.65	5.21	4.64	5.34	5.44

Cumulative total returns
Without sales charges[1]
Class A (7/31/02 through 7/31/12)	55.06%
Class B (7/31/02 through 7/31/12)	49.48
Class C♦(7/31/02 through 7/31/12)	47.40
Class R (Inception date of 12/28/06 through 7/31/12)	33.77
Class I (7/31/02 through 7/31/12)	59.65

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C♦ shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, B, C♦, R and I shares are September 4, 1984, November 6, 1992, June 29, 1993, December 28, 2006 and February 7, 1996, respectively.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested

Class A, B and C♦ Shares of Legg Mason Western Asset Core Plus Bond Fund vs. Barclays U.S. Aggregate Index and Lipper Intermediate Investment Grade Debt Funds Category Average† — July 2002 - July 2012

Value of $1,000,000 invested

Class I Shares of Legg Mason Western Asset Core Plus Bond Fund vs. Barclays U.S. Aggregate Index and Lipper Intermediate Investment Grade Debt Funds Category Average† — July 2002 - July 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, B and C♦ shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset Core Plus Bond Fund on July 31, 2002, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2012. The hypothetical illustration also assumes a $10,000 and $1,000,000 investment, as applicable, in the Barclays U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Category Average. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Investment Grade Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other class may be greater or less than the Class A, B, C♦ and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

10	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BAI	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Core Plus	— Legg Mason Western Asset Core Plus Bond Fund
MBS	— Mortgage-Backed Securities

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — July 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BAI	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Core Plus	— Legg Mason Western Asset Core Plus Bond Fund
MBS	— Mortgage-Backed Securities

12	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments

July 31, 2012

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 35.0%
Consumer Discretionary — 3.1%
Automobiles — 0.6%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	230,000	$240,637
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	210,000	210,400	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	260,000	270,870	(a)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	330,000	410,281
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000	122,675
Total Automobiles				1,254,863
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	24,000	27,960
Service Corp. International, Senior Notes	7.500%	4/1/27	73,000	76,650
Total Diversified Consumer Services				104,610
Hotels, Restaurants & Leisure — 0.0%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	80,000	84,700
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	35,000	0	(b)(c)(d)(e)
Total Hotels, Restaurants & Leisure				84,700
Media — 2.4%
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	510,000	562,275
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	18,000	12,510	(a)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	69,000	91,057
Comcast Corp., Notes	6.500%	1/15/15	539,000	611,341
Comcast Corp., Notes	5.875%	2/15/18	55,000	66,200
Comcast Corp., Notes	6.450%	3/15/37	50,000	65,358
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	71,762
Comcast Corp., Senior Notes	6.950%	8/15/37	20,000	27,559
Comcast Corp., Senior Notes	6.400%	3/1/40	20,000	26,765
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	40,000	47,100
DISH DBS Corp., Senior Notes	6.625%	10/1/14	16,000	17,300
DISH DBS Corp., Senior Notes	7.750%	5/31/15	85,000	95,519
DISH DBS Corp., Senior Notes	7.875%	9/1/19	50,000	58,375
DISH DBS Corp., Senior Notes	6.750%	6/1/21	100,000	109,875
DISH DBS Corp., Senior Notes	5.875%	7/15/22	100,000	103,500	(a)
News America Inc., Notes	5.300%	12/15/14	864,000	950,370
News America Inc., Senior Notes	6.650%	11/15/37	20,000	25,927
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	240,000	307,823
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	490,000	666,571

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	13

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	140,000	$186,517
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	40,000	44,174
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	110,000	144,300
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	270,000	326,824
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	23,094
Time Warner Inc., Senior Notes	7.625%	4/15/31	215,000	293,145
Time Warner Inc., Senior Notes	6.250%	3/29/41	20,000	25,242
United Business Media Ltd., Notes	5.750%	11/3/20	140,000	146,391	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	90,000	93,825	(a)
Total Media				5,200,699
Total Consumer Discretionary				6,644,872
Consumer Staples — 2.9%
Beverages — 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	290,000	355,965
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	110,000	133,308
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	410,000	418,906
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	736,497
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	30,000	32,243
PepsiCo Inc., Senior Notes	7.900%	11/1/18	64,000	86,633
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	480,000	521,852	(a)
Total Beverages				2,285,404
Food & Staples Retailing — 0.8%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	360,000	460,475
CVS Corp., Pass-Through Trust	9.350%	1/10/23	70,000	79,881	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	296,453	362,288
Safeway Inc., Senior Notes	3.950%	8/15/20	80,000	76,203
Safeway Inc., Senior Notes	4.750%	12/1/21	250,000	244,186
Wal-Mart Stores Inc., Senior Notes	4.250%	4/15/21	360,000	424,534
Total Food & Staples Retailing				1,647,567
Food Products — 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	277,000	334,978	(a)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	240,000	254,889	(a)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	253,000	305,371
Total Food Products				895,238
Tobacco — 0.6%
Altria Group Inc., Senior Notes	8.500%	11/10/13	200,000	219,087
Altria Group Inc., Senior Notes	9.250%	8/6/19	80,000	113,035
Altria Group Inc., Senior Notes	4.750%	5/5/21	310,000	364,133

See Notes to Financial Statements.

14	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	290,000	$305,832
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	160,000	183,071
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	150,000	181,440
Total Tobacco				1,366,598
Total Consumer Staples				6,194,807
Energy — 5.9%
Energy Equipment & Services — 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	320,000	432,605
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	120,000	120,900
SESI LLC, Senior Notes	7.125%	12/15/21	50,000	55,625	(a)
Total Energy Equipment & Services				609,130
Oil, Gas & Consumable Fuels — 5.6%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	255,000	306,218
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	30,000	40,117
Apache Corp., Notes	6.000%	9/15/13	290,000	308,061
Apache Corp., Senior Notes	3.250%	4/15/22	80,000	86,811
Apache Corp., Senior Notes	5.100%	9/1/40	30,000	37,205
Apache Corp., Senior Notes	4.750%	4/15/43	70,000	83,081
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000	219,375
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	430,000	456,126
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	140,000	151,048
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	30,000	33,120
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	70,000	75,528
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	10,000	10,075
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	70,000	68,687
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	110,000	109,450
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	100,000	104,187
Concho Resources Inc., Senior Notes	6.500%	1/15/22	98,000	105,350
Concho Resources Inc., Senior Notes	5.500%	10/1/22	50,000	50,687
ConocoPhillips, Notes	6.500%	2/1/39	110,000	161,366
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	55,000	79,324
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	149,450
Continental Resources Inc., Senior Notes	7.125%	4/1/21	200,000	227,500
Devon Energy Corp., Senior Notes	3.250%	5/15/22	70,000	73,668
Devon Energy Corp., Senior Notes	5.600%	7/15/41	360,000	447,029
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	9,000	10,506
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	240,000	282,287

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	15

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	484,000	$556,999
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	270,000	342,353
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	10,000	11,671
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	300,000	328,684
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	10,000	11,838
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	40,000	47,843
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	230,000	268,775
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	400,000	451,089
Hess Corp., Notes	8.125%	2/15/19	430,000	565,087
Kerr-McGee Corp., Notes	6.950%	7/1/24	221,000	285,581
Kerr-McGee Corp., Notes	7.875%	9/15/31	227,000	309,654
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	50,000	50,302
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	21,000	24,425
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	110,000	136,147
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	50,000	52,625
MEG Energy Corp., Senior Notes	6.375%	1/30/23	350,000	358,750	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	290,000	375,938
Noble Energy Inc., Senior Notes	4.150%	12/15/21	10,000	10,816
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	350,000	376,598
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	70,000	72,778
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	170,000	172,550
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	359,000	462,195
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	150,000	156,688
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	137,000	155,239
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	122,000	138,450
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	710,000	797,814
QEP Resources Inc., Senior Notes	6.875%	3/1/21	190,000	215,650
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	148,000	158,360
Shell International Finance BV, Senior Notes	4.375%	3/25/20	70,000	82,900
Shell International Finance BV, Senior Notes	6.375%	12/15/38	120,000	180,860
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	200,000	207,342	(a)
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	48,000	64,555
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	14,000	15,050
Williams Cos. Inc., Debentures	7.500%	1/15/31	46,000	57,850
Williams Cos. Inc., Notes	7.875%	9/1/21	82,000	106,240

See Notes to Financial Statements.

16	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	45,000	$57,444
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	144,000	200,921
WPX Energy Inc., Senior Notes	6.000%	1/15/22	360,000	369,000
Total Oil, Gas & Consumable Fuels				11,913,317
Total Energy				12,522,447
Financials — 13.6%
Capital Markets — 2.5%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	20,000	14,341	(f)
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	60,000	60,001
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	80,000	80,940
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	10,000	10,338
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	80,000	83,510
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	230,000	245,588
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	530,000	566,114
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	190,000	210,219
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	60,000	63,272
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	520,000	569,817
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	120,000	31,500	(a)(d)(g)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,020,000	267,750	(a)(b)(d)
Lehman Brothers Holdings Capital Trust VII	5.857%	9/10/12	20,000	0	(b)(c)(d)(e)(f)(h)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	190,000	0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,070,000	0	(b)(c)(d)(e)
Morgan Stanley, Medium-Term Notes	0.905%	10/18/16	422,000	372,705	(f)
Morgan Stanley, Senior Notes	4.750%	3/22/17	40,000	40,626
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,380,000	1,412,164
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	340,000	366,434
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	250,000	250,904	(a)
UBS AG, Senior Notes	2.250%	1/28/14	250,000	252,804
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	280,000	293,003
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	120,000	122,842
Total Capital Markets				5,314,872
Commercial Banks — 4.0%
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	340,000	361,643	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	110,000	112,160	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	383,922
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	230,000	242,042	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	17

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	80,000	$90,566	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	430,000	453,755
Credit Agricole SA, Senior Notes	2.625%	1/21/14	200,000	198,711	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	442,500	(a)(f)(h)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	373,000	0	(b)(c)(d)(e)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,200,000	1,158,000	(f)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	220,000	200,340	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	546,000	31,395	(a)(d)(g)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	100,836	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	200,000	209,427	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	400,000	416,198	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	180,000	231,182	(a)(f)(h)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	174,000	184,642	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	40,000	35,200	(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium Term Notes	1.000%	9/29/17	100,000	73,500	(f)(h)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	220,000	239,797
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	290,000	292,319
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	100,000	100,509
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	283,423	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	91,962	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	330,000	346,886	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	9/10/12	230,000	228,563	(f)(h)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	892,000	957,593
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	180,000	195,780
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	400,000	410,024
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	40,000	46,083
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	387,000	398,610
Total Commercial Banks				8,517,568
Consumer Finance — 0.9%
Ally Financial Inc., Notes	2.200%	12/19/12	390,000	393,006
Ally Financial Inc., Senior Notes	8.300%	2/12/15	30,000	33,412

See Notes to Financial Statements.

18	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
Ally Financial Inc., Senior Notes	5.500%	2/15/17	20,000	$20,856
American Express Co., Subordinated Debentures	6.800%	9/1/66	271,000	288,954	(f)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	60,000	62,340
American Express Credit Corp., Senior Notes	5.125%	8/25/14	490,000	533,825
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	410,000	437,581
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	20,000	22,338
SLM Corp., Medium-Term Notes	8.000%	3/25/20	60,000	67,650
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	69,000	72,180
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	56,000	49,140
Total Consumer Finance				1,981,282
Diversified Financial Services — 5.1%
Bank of America Corp., Senior Notes	4.500%	4/1/15	280,000	294,359
Bank of America Corp., Senior Notes	3.875%	3/22/17	80,000	83,599
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	200,501
Bank of America Corp., Senior Notes	5.000%	5/13/21	270,000	291,569
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	970,000	1,021,144
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	130,000	155,410
Citigroup Funding Inc., Notes	2.250%	12/10/12	430,000	433,085
Citigroup Inc., Notes	6.500%	8/19/13	10,000	10,511
Citigroup Inc., Senior Notes	6.000%	12/13/13	500,000	526,544
Citigroup Inc., Senior Notes	5.125%	5/5/14	210,000	220,351
Citigroup Inc., Senior Notes	6.375%	8/12/14	50,000	54,035
Citigroup Inc., Senior Notes	5.500%	10/15/14	60,000	64,129
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	227,957
Citigroup Inc., Senior Notes	6.000%	8/15/17	140,000	158,701
Citigroup Inc., Senior Notes	6.875%	3/5/38	330,000	416,232
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	640,000	667,058
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	200,000	205,420	(f)(h)
General Electric Capital Corp., Notes	5.300%	2/11/21	40,000	45,917
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,290,000	1,299,458
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	30,000	33,214
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,320,000	1,815,847
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	580,000	612,828	(f)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	110,000	83,050	(a)(f)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	130,000	139,425	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	650,000	716,625	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	141,090

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	19

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	40,000	$43,896
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	550,000	610,650
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	249,000	289,977
Total Diversified Financial Services				10,862,582
Insurance — 1.0%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	250,000	245,000
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	67,651
American International Group Inc., Senior Notes	3.750%	11/30/13	100,000	101,294	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	197,607
American International Group Inc., Senior Notes	6.400%	12/15/20	70,000	82,032
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	130,000	138,769
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	9/30/12	10,000	8,347	(f)(h)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	608,000	638,082
Prudential Financial Inc., Senior Notes	4.500%	11/16/21	300,000	328,202
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	280,000	385,994	(a)
Total Insurance				2,192,978
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	150,000	159,552
Total Financials				29,028,834
Health Care — 2.2%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	150,000	174,754
Medtronic Inc., Senior Notes	3.125%	3/15/22	10,000	10,705
Total Health Care Equipment & Supplies				185,459
Health Care Providers & Services — 1.0%
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	220,000	251,350
HCA Inc., Senior Notes	6.250%	2/15/13	97,000	100,031
HCA Inc., Senior Notes	5.750%	3/15/14	174,000	184,223
HCA Inc., Senior Secured Notes	6.500%	2/15/20	100,000	112,000
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	290,652
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	60,000	69,900
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	182,000	207,253
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	383,583
WellPoint Inc., Notes	5.875%	6/15/17	20,000	23,656
WellPoint Inc., Notes	7.000%	2/15/19	140,000	175,691

See Notes to Financial Statements.

20	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
WellPoint Inc., Senior Notes	3.700%	8/15/21	190,000	$201,942
WellPoint Inc., Senior Notes	3.125%	5/15/22	100,000	100,500
Total Health Care Providers & Services				2,100,781
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	90,000	96,866
Pharmaceuticals — 1.0%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	370,000	450,392
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	640,000	679,423	(a)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	250,000	262,742
Pfizer Inc., Senior Notes	6.200%	3/15/19	320,000	412,877
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	210,000	267,694	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	40,000	43,663
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	40,000	43,663
Wyeth, Notes	5.950%	4/1/37	13,000	18,245
Total Pharmaceuticals				2,178,699
Total Health Care				4,561,805
Industrials — 1.1%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	170,000	215,621
Boeing Co., Senior Notes	4.875%	2/15/20	80,000	97,926
Raytheon Co., Senior Notes	3.125%	10/15/20	110,000	118,752
United Technologies Corp., Senior Notes	3.100%	6/1/22	210,000	226,329
Total Aerospace & Defense				658,628
Airlines — 0.3%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	360,000	376,200	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	146,587	158,138
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	47,840	54,777
Total Airlines				589,115
Building Products — 0.1%
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	245,000	268,275	(a)
Commercial Services & Supplies — 0.0%
Waste Management Inc., Senior Notes	7.375%	5/15/29	50,000	68,062
Industrial Conglomerates — 0.2%
United Technologies Corp., Senior Notes	4.500%	6/1/42	320,000	372,710
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	230,000	239,303

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	21

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	81,000	$92,138
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	40,000	44,800
Total Road & Rail				136,938
Total Industrials				2,333,031
Information Technology — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	40,000	50,133
Materials — 2.5%
Chemicals — 0.0%
Ecolab Inc., Senior Notes	4.350%	12/8/21	80,000	90,873
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	11,826
Total Chemicals				102,699
Containers & Packaging — 0.4%
Ball Corp., Senior Notes	6.750%	9/15/20	160,000	178,000
Ball Corp., Senior Notes	5.750%	5/15/21	250,000	272,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes	7.750%	10/15/16	100,000	105,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes	7.125%	4/15/19	100,000	106,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes	6.875%	2/15/21	110,000	117,700
Total Containers & Packaging				780,450
Metals & Mining — 2.0%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	140,000	176,386
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	90,000	95,248
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	220,000	239,884
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	400,000	516,195
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	100,000	108,478
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	30,000	30,300	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	370,000	374,258
Novelis Inc., Senior Notes	8.750%	12/15/20	60,000	66,900
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	380,000	474,923
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	370,000	516,016
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	60,000	66,735
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	76,000	77,805
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	30,000	31,313
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	70,000	75,775
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	9,000	9,953

See Notes to Financial Statements.

22	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vale Overseas Ltd., Notes	6.875%	11/21/36	308,000	$372,010
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	682,000	716,256
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	230,000	239,775	(a)
Total Metals & Mining				4,188,210
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	150,000	158,272
Total Materials				5,229,631
Telecommunication Services — 1.8%
Diversified Telecommunication Services — 1.5%
AT&T Inc., Global Notes	5.500%	2/1/18	660,000	799,824
AT&T Inc., Global Notes	5.600%	5/15/18	20,000	24,374
AT&T Inc., Global Notes	6.550%	2/15/39	190,000	261,971
AT&T Inc., Senior Notes	3.875%	8/15/21	60,000	67,642
AT&T Inc., Senior Notes	6.300%	1/15/38	10,000	13,330
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	208,664
AT&T Inc., Senior Notes	5.550%	8/15/41	10,000	12,759
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	391,000	445,569
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	9,000	9,664
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000	161,250
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	213,306
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	120,000	113,001
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	10,000	9,015
Telefonica Emisones SAU, Senior Notes	6.221%	7/3/17	70,000	68,690
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	190,000	236,725
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	350,000	446,629
Total Diversified Telecommunication Services				3,092,413
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	140,000	167,052
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000	116,763
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	15,000	15,975
Rogers Cable Inc., Senior Secured Second Priority Notes	6.250%	6/15/13	35,000	36,676
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	100,469
Sprint Capital Corp., Global Notes	6.900%	5/1/19	30,000	30,900
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	30,000	27,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	221,000	221,000
Total Wireless Telecommunication Services				715,835
Total Telecommunication Services				3,808,248

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	23

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 1.9%
Electric Utilities — 1.1%
Carolina Power & Light Co., Secured Bonds	2.800%	5/15/22	400,000	$420,474
Duke Energy Corp., Senior Notes	5.625%	11/30/12	181,000	184,075
Exelon Corp., Bonds	5.625%	6/15/35	426,000	494,313
FirstEnergy Corp., Notes	7.375%	11/15/31	502,000	665,256
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	160,000	213,323
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	189,999
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	180,000	246,267
Total Electric Utilities				2,413,707
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	3,000	4,191
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.000%	6/1/20	670,000	790,600
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	155,000	168,756	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	160,000	178,800	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	27,000	29,869
Total Independent Power Producers & Energy Traders				1,168,025
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	415,000	417,674
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	124,077
Total Multi-Utilities				541,751
Total Utilities				4,127,674
Total Corporate Bonds & Notes (Cost — $70,301,530)				74,501,482
Asset-Backed Securities — 3.2%
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.591%	4/25/34	157,456	131,161	(f)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.224%	12/15/33	150,995	118,723	(f)
Avis Budget Rental Car Funding AESOP II LLC, 2010-3A A	4.640%	5/20/16	100,000	108,759	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	100,000	105,649	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	150,000	154,007	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-3A A	2.100%	3/20/19	100,000	99,955	(a)(c)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.816%	9/25/34	109,033	95,488	(f)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.161%	11/25/34	216,822	159,197	(f)
CIT Group Home Equity Loan Trust, 2003-1 A4	3.930%	3/20/32	777,899	776,102

See Notes to Financial Statements.

24	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Countrywide Asset-Backed Certificates, 2007-SD1 A1	0.696%	3/25/47	628,496	$255,642	(a)(f)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.399%	11/15/36	78,947	57,848	(f)
EFS Volunteer No. 2 LLC, 2012-1 A2	1.590%	3/25/36	300,000	300,891	(a)(f)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.456%	11/25/36	160,316	100,898	(f)
Greenpoint Manufactured Housing, 1999-2 A2	2.984%	3/18/29	200,000	164,414	(f)
Greenpoint Manufactured Housing, 1999-3 2A2	3.624%	6/19/29	75,000	62,103	(f)
Greenpoint Manufactured Housing, 1999-4 A2	3.740%	2/20/30	75,000	60,409	(f)
Greenpoint Manufactured Housing, 2001-2 IA2	3.741%	2/20/32	150,000	120,278	(f)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.749%	3/13/32	225,000	188,419	(f)
GSRPM Mortgage Loan Trust, 2007-1 A	0.646%	10/25/46	184,038	84,377	(a)(f)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	300,000	329,948	(a)
Keycorp Student Loan Trust, 2003-A 1A2	0.711%	10/25/32	221,139	204,327	(f)
Nelnet Student Loan Corp., 2004-2A A5B	0.817%	2/25/39	400,000	344,000	(c)(f)
Nelnet Student Loan Trust, 2004-4 A5	0.611%	1/25/37	99,534	94,539	(f)
Novastar Home Equity Loan, 2003-3 A2C	1.306%	12/25/33	142,292	118,995	(f)
Option One Mortgage Loan Trust, 2003-1 A2	1.086%	2/25/33	55,860	44,946	(f)
Origen Manufactured Housing, 2006-A A2	3.748%	10/15/37	700,000	462,000	(f)
Origen Manufactured Housing, 2007-A A2	3.748%	4/15/37	740,481	467,429	(f)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.410%	4/25/45	500,000	435,000	(f)
RAAC Series, 2006-RP4 A	0.536%	1/25/46	72,377	60,565	(a)(f)
RAAC Series, 2007-RP3 A	0.626%	10/25/46	186,917	103,163	(a)(f)
Renaissance Home Equity Loan Trust, 2003-1 A	1.106%	6/25/33	43,486	34,108	(f)
Renaissance Home Equity Loan Trust, 2003-3 A	0.746%	12/25/33	242,385	206,896	(f)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.371%	8/25/33	84,801	68,460	(f)
SACO I Trust, 2005-2 A	0.646%	4/25/35	35,087	15,719	(a)(f)
Saxon Asset Securities Trust, 2003-3 M1	1.221%	12/25/33	83,963	62,026	(f)
Saxon Asset Securities Trust, 2005-1 M1	0.936%	5/25/35	424,397	332,589	(f)
SLM Student Loan Trust, 2003-11 A6	0.758%	12/15/25	300,000	288,824	(a)(f)
SLM Student Loan Trust, 2005-4 A3	0.571%	1/25/27	100,000	94,739	(f)
Total Asset-Backed Securities (Cost — $7,409,545)				6,912,593
Collateralized Mortgage Obligations — 11.5%
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	35,000	36,878
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	73,000	79,996	(f)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	60,000	64,031
Banc of America Funding Corp., 2004-B 3A2	2.835%	12/20/34	185,074	101,980	(f)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.245%	12/25/34	159,199	151,176	(f)
Bayview Commercial Asset Trust, 2006-1A A1	0.516%	4/25/36	1,340,700	900,372	(a)(f)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	25

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	25,000	$29,162	(f)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	95,814	101,045
Countrywide Alternative Loan Trust, 2004-14T2 A6	5.500%	8/25/34	286,271	287,901
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.457%	3/20/46	84,461	46,773	(f)
Countrywide Alternative Loan Trust, 2006-0A17 1A1A	0.442%	12/20/46	693,539	387,655	(f)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	140,000	149,671
DBUBS Mortgage Trust, 2011-LC3A XA, IO	1.497%	8/10/44	801,865	41,639	(a)(f)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.696%	6/25/34	150,184	137,988	(f)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2A	0.657%	9/19/44	225,856	171,142	(f)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.251%	7/15/37	3,122,271	530,786	(c)(f)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	5.981%	1/15/40	317,061	47,609	(f)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.801%	4/15/39	897,476	193,564	(f)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.701%	6/15/42	99,861	23,213	(f)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	433,920	510,976
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.678%	7/25/21	895,792	103,327	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.055%	1/25/20	733,019	44,628	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.233%	4/25/20	2,530,521	175,293	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.679%	6/25/20	2,555,028	246,876	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.511%	8/25/20	835,149	71,063	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.584%	10/25/21	673,504	74,443	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.459%	12/25/21	468,674	47,665	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K702 X1, IO	1.561%	2/25/18	2,764,334	200,656	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.092%	5/25/18	1,544,641	157,660	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K704 X1, IO	2.010%	8/25/18	469,300	47,618	(f)
Federal National Mortgage Association (FNMA), 2009-101 NS, IO	5.914%	12/25/39	181,047	23,434	(f)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.254%	10/25/40	376,825	53,504	(f)

See Notes to Financial Statements.

26	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.284%	12/25/40	202,937	$30,479	(f)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.284%	1/25/41	355,799	57,429	(f)
Federal National Mortgage Association (FNMA), 2010-27 SG, IO	4.754%	4/25/40	532,892	54,954	(c)(f)
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	530,625	655,430
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.434%	7/25/41	365,857	58,963	(f)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.704%	9/25/41	845,205	125,693	(f)
Federal National Mortgage Association (FNMA), 2011-96 BS, IO	6.184%	5/25/41	91,716	19,722	(f)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	400,000	477,916
Federal National Mortgage Association (FNMA), 2012-28 B	6.500%	6/25/39	200,000	226,013
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	1,800,000	2,053,142
Federal National Mortgage Association (FNMA), 2012-46 BA	6.000%	5/25/42	600,000	684,356
Federal National Mortgage Association (FNMA), 2012-63 DS, IO	6.304%	3/25/39	397,840	83,739	(f)
Federal National Mortgage Association (FNMA), 2012-66 SA, IO	5.754%	6/25/42	676,578	116,815	(f)
Federal National Mortgage Association (FNMA), 2012-74 SA, IO	6.404%	3/25/42	400,000	90,525	(f)
Federal National Mortgage Association (FNMA), 2012-75 AS, IO	6.404%	3/25/42	100,000	22,632	(f)
Federal National Mortgage Association (FNMA), 2012-75 NS, IO	6.354%	7/25/42	99,310	21,376	(f)
Federal National Mortgage Association (FNMA), 2012-76 AC	6.500%	7/25/42	490,000	574,610
Federal National Mortgage Association (FNMA), 2012-84 KS, IO	5.752%	8/25/42	4,200,000	606,156	(f)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	272,979	37,660
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	284,094	41,700
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	593,173	64,219
Federal National Mortgage Association (FNMA), 409 C15, IO	4.000%	11/25/39	292,702	34,487
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	591,279	102,728

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	27

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	490,510	$82,446
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	581,677	70,715
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.616%	2/25/37	223,245	120,531	(f)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	180,000	199,825
Government National Mortgage Association (GNMA), 2009-106 SU, IO	5.953%	5/20/37	258,059	36,960	(f)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.303%	11/20/38	187,114	28,753	(f)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.253%	3/20/39	127,267	19,178	(f)
Government National Mortgage Association (GNMA), 2010-035 AS, IO	5.503%	3/20/40	976,331	148,227	(f)
Government National Mortgage Association (GNMA), 2010-037 SG, IO	5.453%	3/20/40	609,425	96,401	(f)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.233%	4/20/40	67,657	11,602	(f)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.303%	12/20/38	652,711	103,402	(f)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.253%	5/20/40	209,920	37,708	(f)
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.253%	5/20/40	347,760	62,738	(f)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.253%	5/20/40	69,462	12,365	(f)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.403%	1/20/40	125,110	19,296	(f)
Government National Mortgage Association (GNMA), 2010-093 PS, IO	6.453%	6/20/35	156,874	17,645	(f)
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.753%	9/20/40	357,057	53,752	(f)
Government National Mortgage Association (GNMA), 2010-121 SE, IO	5.753%	9/20/40	284,320	41,986	(f)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.620%	12/20/60	573,832	571,277	(f)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.933%	9/20/40	188,211	26,290	(f)
Government National Mortgage Association (GNMA), 2011-011 SA, IO	5.753%	1/20/41	224,697	32,126	(f)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.751%	3/16/41	72,730	9,874	(f)

See Notes to Financial Statements.

28	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-032 SD, IO	5.753%	3/20/41	153,712	$23,042	(f)
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.881%	2/16/36	792,547	104,761	(f)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.451%	12/16/36	162,174	23,197	(f)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.690%	2/20/61	892,858	892,290	(f)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.740%	3/20/61	191,324	191,711	(f)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.376%	4/25/47	182,807	170,298	(f)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.874%	7/10/38	500,000	575,688	(f)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.874%	7/10/38	115,000	122,723	(f)
GS Mortgage Securities Corp. II, 2011-GC5 X4, IO	1.768%	8/10/44	306,953	27,385	(a)(f)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.596%	3/25/35	131,990	109,790	(a)(f)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.596%	9/25/35	387,907	315,191	(a)(f)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.447%	9/19/46	747,929	464,517	(f)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.467%	7/19/47	642,239	432,934	(f)
IMPAC Secured Assets Corp., 2005-1 5A1	0.516%	7/25/35	43,957	21,811	(f)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.446%	5/25/36	195,083	85,953	(f)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.831%	8/25/37	567,202	405,394	(f)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	64,000	70,022
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	160,000	180,076
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	17,000	19,606
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	100,000	116,911	(f)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	3.057%	7/25/34	712,080	652,269	(f)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.722%	2/25/35	249,295	195,488	(f)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.646%	11/25/33	13,393	13,305	(f)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	203,310	207,482	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.596%	5/25/35	237,033	182,203	(a)(f)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.659%	5/12/39	843,863	967,933	(f)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	180,000	199,041	(f)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.102%	8/15/45	650,000	74,347	(a)(c)(f)
Morgan Stanley Capital I Inc., 2007-IQ15 A4	5.880%	6/11/49	160,000	185,032	(f)
Morgan Stanley Mortgage Loan Trust, 2004-5AR 2A	2.993%	7/25/34	105,921	100,782	(f)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	29

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Mortgage IT Trust, 2005-2 1A1	0.506%	5/25/35	72,111	$62,801	(f)
Mortgage IT Trust, 2005-3 A1	0.546%	8/25/35	136,528	116,477	(f)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	493,346	434,014
RBSSP Resecuritization Trust, 2010-3 4A1	3.340%	12/26/35	134,844	133,574	(a)(f)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	265,777	261,146
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.646%	5/25/34	55,219	52,346	(f)
Sequoia Mortgage Trust, 2007-3 1A1	0.447%	7/20/36	459,124	385,333	(f)
Structured ARM Loan Trust, 2004-09XS A	0.616%	7/25/34	118,493	98,223	(f)
Structured ARM Loan Trust, 2004-8 1A1	2.780%	7/25/34	4,884	4,222	(f)
Structured Asset Securities Corp., 2002-9 A2	0.546%	10/25/27	86,665	82,666	(f)
Structured Asset Securities Corp., 2005-RF1 A	0.596%	3/25/35	93,472	76,346	(a)(f)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.453%	2/25/33	115,151	114,176	(f)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.455%	9/25/33	42,766	43,513	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	160,938	149,106	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.566%	8/25/45	656,058	575,799	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.897%	6/25/47	46,830	33,633	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.457%	9/25/36	423,489	315,811	(f)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A2	2.618%	11/25/34	150,971	148,607	(f)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR4 2A2	2.688%	4/25/35	588,053	555,756	(f)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	2.773%	8/27/35	366,776	354,639	(a)(f)
WF-RBS Commercial Mortgage Trust, 2011-C2 XA, IO	1.163%	2/15/44	972,025	50,553	(a)(f)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.614%	6/15/45	219,737	23,591	(a)(f)
Total Collateralized Mortgage Obligations (Cost — $25,699,253)				24,487,079
Collateralized Senior Loans — 0.2%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	130,000	129,856	(i)
Information Technology — 0.1%
IT Services — 0.1%
First Data Corp., Extended Term Loan B	4.247%	3/23/18	177,852	166,348	(i)

See Notes to Financial Statements.

30	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — continued
First Data Corp., Non-Extended Term Loan B2	2.997%	9/24/14	215,707	$209,572	(i)
Total Information Technology				375,920
Total Collateralized Senior Loans (Cost — $513,997)				505,776
Mortgage-Backed Securities — 27.4%
FHLMC — 4.0%
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	8/13/27	100,000	106,953	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	2.796%	1/1/36	285,735	307,017	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.165%	2/1/37	48,206	50,862	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.320%	2/1/37	44,064	46,304	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.182%	5/1/37	117,380	123,507	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.870%	5/1/37	111,080	119,011	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	9/1/39	147,907	168,520
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	11/1/41	88,916	97,277
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	8/13/42	2,400,000	2,541,750	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/1/13-11/1/35	96,463	105,950
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	10/1/15-1/1/32	288,535	321,794
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	383,689	414,743
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25	384,501	409,202
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	8/16/27	2,400,000	2,494,125	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/42	499,294	560,653
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	8/13/42	500,000	545,859	(j)
Total FHLMC				8,413,527
FNMA — 17.4%
Federal National Mortgage Association (FNMA)	6.500%	2/1/14-6/1/15	951	998
Federal National Mortgage Association (FNMA)	2.500%	8/16/27	2,000,000	2,081,250	(j)
Federal National Mortgage Association (FNMA)	3.000%	8/16/27-8/13/42	9,900,000	10,370,953	(j)
Federal National Mortgage Association (FNMA)	3.500%	8/16/27-8/13/42	5,000,000	5,312,250	(j)
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-9/1/40	2,098,393	2,301,833
Federal National Mortgage Association (FNMA)	6.000%	6/1/32-7/1/37	5,380,687	6,026,586
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-11/1/35	1,219,220	1,307,440
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-8/1/38	433,538	479,119
Federal National Mortgage Association (FNMA)	5.125%	8/1/37	302,780	327,512	(f)
Federal National Mortgage Association (FNMA)	7.000%	10/1/37-2/1/39	826,736	955,870
Federal National Mortgage Association (FNMA)	4.000%	10/1/41-6/1/42	5,134,789	5,567,732
Federal National Mortgage Association (FNMA)	3.500%	6/1/42-7/1/42	1,399,114	1,511,590
Federal National Mortgage Association (FNMA)	4.000%	8/13/42	800,000	857,625	(j)
Total FNMA				37,100,758

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	31

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — 6.0%
Government National Mortgage Association (GNMA)	8.500%	11/15/27	4,347	$4,371
Government National Mortgage Association (GNMA)	6.000%	7/15/29-11/20/41	3,303,859	3,733,878
Government National Mortgage Association (GNMA)	6.500%	9/15/36-10/15/36	113,455	129,903
Government National Mortgage Association (GNMA)	5.000%	10/20/39-9/20/40	1,791,787	2,000,846
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	2,962,330	3,295,808
Government National Mortgage Association (GNMA)	3.500%	8/20/42	700,000	759,719	(j)
Government National Mortgage Association (GNMA)	4.000%	8/20/42	700,000	768,687	(j)
Government National Mortgage Association (GNMA)	5.500%	8/20/42	100,000	111,828	(j)
Government National Mortgage Association (GNMA) II	3.000%	8/20/42	600,000	634,219	(j)
Government National Mortgage Association (GNMA) II	5.500%	8/20/42	1,200,000	1,344,000	(j)
Total GNMA				12,783,259
Total Mortgage-Backed Securities (Cost — $56,496,887)				58,297,544
Municipal Bonds — 0.9%
California — 0.1%
San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Build America Bonds	6.000%	11/1/40	70,000	90,230
University of California Revenues	4.858%	5/15/12	180,000	194,139
Total California				284,369
Georgia — 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	30,000	36,171
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	70,000	83,103
Total Georgia				119,274
Illinois — 0.1%
Illinois State, GO	5.877%	3/1/19	110,000	123,115
Ohio — 0.1%
Student Loan Funding Corp., Cincinnati Ohio Student Loan Revenue	0.263%	9/1/47	200,000	192,000	(f)(k)

See Notes to Financial Statements.

32	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Pennsylvania — 0.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.219%	6/1/47	1,350,000		$1,253,219	(c)(f)
Total Municipal Bonds (Cost — $1,861,440)					1,971,977
Sovereign Bonds — 1.5%
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	184,000		173,420	(a)(f)
Malaysia — 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,410,000	MYR	460,638
Government of Malaysia, Senior Bonds	4.262%	9/15/16	395,000	MYR	131,798
Total Malaysia					592,436
Mexico — 1.1%
Mexican Bonos, Bonds	8.000%	6/11/20	19,600,000	MXN	1,762,172
Mexican Bonos, Bonds	6.500%	6/9/22	3,926,700	MXN	326,016
United Mexican States, Medium-Term Notes	6.750%	9/27/34	216,000		314,280
United Mexican States, Medium-Term Notes	6.050%	1/11/40	78,000		108,303
Total Mexico					2,510,771
Uruguay — 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1		2	(l)
Total Sovereign Bonds (Cost — $3,180,099)					3,276,629
U.S. Government & Agency Obligations — 19.8%
U.S. Government Agencies — 4.3%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	691,000		821,218	(a)
Federal Home Loan Bank (FHLB), Bonds	0.350%	2/20/14	630,000		629,868
Federal Home Loan Bank (FHLB), Bonds	0.400%	8/14/14	580,000		580,000
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	345,000		482,479
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	615,000		954,287
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,350,000		1,122,355
Federal National Mortgage Association (FNMA), Senior Notes	3.625%	2/12/13	240,000		244,353
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	500,000		500,000
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	460,000		474,311
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	270,000		248,213
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	80,000		74,767
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	290,000		269,331
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	470,000		434,308
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	470,000		428,009

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	33

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Agencies — continued
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	40,000	$36,186
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	230,000	214,124
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	280,000	258,736
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	20,000	17,935
Tennessee Valley Authority, Bonds	5.980%	4/1/36	733,000	1,057,680
Tennessee Valley Authority, Notes	5.250%	9/15/39	180,000	241,198
Total U.S. Government Agencies				9,089,358
U.S. Government Obligations — 15.5%
U.S. Treasury Bonds	4.375%	5/15/40	1,270,000	1,750,616
U.S. Treasury Bonds	4.375%	5/15/41	390,000	538,870
U.S. Treasury Bonds	3.125%	11/15/41	2,180,000	2,431,040
U.S. Treasury Bonds	3.125%	2/15/42	3,230,000	3,599,935
U.S. Treasury Bonds	3.000%	5/15/42	2,850,000	3,099,820
U.S. Treasury Notes	0.500%	5/31/13	20,000	20,056
U.S. Treasury Notes	0.125%	8/31/13	210,000	209,893
U.S. Treasury Notes	1.875%	2/28/14	150,000	153,938
U.S. Treasury Notes	1.000%	9/30/16	640,000	654,050
U.S. Treasury Notes	0.625%	5/31/17	180,000	180,464
U.S. Treasury Notes	0.750%	6/30/17	460,000	463,630
U.S. Treasury Notes	1.875%	8/31/17	500,000	531,172
U.S. Treasury Notes	1.250%	4/30/19	9,530,000	9,728,043
U.S. Treasury Notes	1.125%	5/31/19	10,000	10,114
U.S. Treasury Notes	1.000%	6/30/19	910,000	911,920
U.S. Treasury Notes	0.875%	7/31/19	20,000	19,853
U.S. Treasury Notes	2.000%	11/15/21	2,960,000	3,113,088
U.S. Treasury Notes	1.750%	5/15/22	1,180,000	1,208,025
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	5,570,000	4,405,074
Total U.S. Government Obligations				33,029,601
Total U.S. Government & Agency Obligations (Cost — $38,368,918)				42,118,959
U.S. Treasury Inflation Protected Securities — 1.7%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	75,265	98,698
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,009,268	1,307,632
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	920,578	1,321,965
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	587,164	980,152
Total U.S. Treasury Inflation Protected Securities (Cost — $2,683,152)				3,708,447

See Notes to Financial Statements.

34	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate		Shares	Value
Preferred Stocks — 0.1%
Financials — 0.1%
Diversified Financial Services — 0.1%
Citigroup Capital XIII (Cost — $132,914)	7.875%		4,950	$135,581	(f)

		Expiration Date	Contracts/ Notional Amount
Purchased Options — 0.0%
Credit Default Swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00		9/19/12	979,000	5,336
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.00		9/19/12	4,356,000	23,587
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/14/12	61	3,050
Eurodollar Mid Curve 2-Year Futures, Put @ $99.00		9/14/12	20	250
Eurodollar Mid Curve 2-Year Futures, Put @ $99.13		12/14/12	14	1,750
U.S. Treasury 10-Year Notes Futures, Call @ $133.00		8/24/12	22	40,563
Total Purchased Options (Cost — $143,616)				74,536

			Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	147	1,527	*(d)
Total Investments — 101.3% (Cost — $206,791,351#)				215,992,130
Liabilities in Excess of Other Assets — (1.3)%				(2,852,239)
Total Net Assets — 100.0%				$213,139,891

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of July 31, 2012.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security (unaudited).

(e)	Value is less than $1.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The maturity principal is currently in default as of July 31, 2012.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(l)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

#	Aggregate cost for federal income tax purposes is $207,100,983.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	35

Legg Mason Western Asset Core Plus Bond Fund

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Mid Curve 2-Year Futures, Put	9/14/12	$98.75	20	$125
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.25	61	1,144
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.63	14	525
			Notional Amount
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	87.00	$979,000	1,197
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.IG.18 Index, Put	9/19/12	130.00	19,800,000	21,962
Total Written Options (Premiums Received — $91,934)				$24,953

See Notes to Financial Statements.

36	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Statement of assets and liabilities

July 31, 2012

Assets:
Investments, at value (Cost — $206,791,351)	$215,992,130
Foreign currency, at value (Cost — $576,534)	572,838
Cash	25,683,925
Receivable for securities sold	16,084,130
Interest receivable	1,410,777
Deposits with brokers for open futures contracts	405,006
Unrealized appreciation on forward foreign currency contracts	346,753
Receivable for Fund shares sold	331,779
Swaps, at value (net premiums paid — $193,166)	229,063
Receivable for open swap contracts	11,173
Principal paydown receivable	4,731
Prepaid expenses	25,819
Other receivables	33,895
Total Assets	261,132,019

Liabilities:
Payable for securities purchased	47,012,349
Payable for Fund shares repurchased	270,425
Swaps, at value (premiums received — $256,657)	199,067
Investment management fee payable	91,644
Unrealized depreciation on forward foreign currency contracts	66,381
Service and/or distribution fees payable	62,553
Distributions payable	29,328
Written options, at value (premiums received — $91,934)	24,953
Payable to broker — variation margin on open futures contracts	17,403
Trustees’ fees payable	10,109
Payable for open swap contracts	9,333
Accrued expenses	198,583
Total Liabilities	47,992,128
Total Net Assets	$213,139,891

Net Assets:
Par value (Note 7)	$157
Paid-in capital in excess of par value	217,965,811
Overdistributed net investment income	1,113,884
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(15,083,361)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	9,143,400
Total Net Assets	$213,139,891

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	37

Shares Outstanding:
Class A	11,067,730
Class B	262,271
Class C♦	3,652,437
Class R	31,795
Class I	728,931

Net Asset Value:
Class A (and redemption price)	$13.54
Class B*	$13.52
Class C♦,*	$13.54
Class R (and redemption price)	$13.56
Class I (and redemption price)	$13.49
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$14.14

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

38	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Statement of operations

For the Year Ended July 31, 2012

Investment Income:
Interest	$7,087,210
Dividends	20,376
Total Investment Income	7,107,586

Expenses:
Investment management fee (Note 2)	1,261,684
Service and/or distribution fees (Notes 2 and 5)	696,086
Transfer agent fees (Note 5)	225,953
Registration fees	75,883
Audit and tax	49,161
Shareholder reports	40,541
Restructuring and reorganization fees	40,036
Legal fees	29,130
Fund accounting fees	19,016
Insurance	5,322
Trustees’ fees	4,044
Custody fees	3,851
Miscellaneous expenses	5,206
Total Expenses	2,455,913
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(257,435)
Net Expenses	2,198,478
Net Investment Income	4,909,108

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	6,245,328
Futures contracts	(603,665)
Written options	221,164
Swap contracts	(1,550,409)
Foreign currency transactions	464,819
Net Realized Gain	4,777,237
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	4,315,636
Futures contracts	(161,167)
Written options	46,192
Swap contracts	697,378
Foreign currencies	187,849
Change in Net Unrealized Appreciation (Depreciation)	5,085,888
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	9,863,125
Increase in Net Assets from Operations	$14,772,233

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	39

Statements of changes in net assets

For the Years Ended July 31,	2012	2011

Operations:
Net investment income	$4,909,108	$5,435,031
Net realized gain	4,777,237	1,414,731
Change in net unrealized appreciation (depreciation)	5,085,888	2,768,406
Increase in Net Assets From Operations	14,772,233	9,618,168

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,284,660)	(6,170,219)
Decrease in Net Assets From Distributions to Shareholders	(5,284,660)	(6,170,219)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	47,716,001	30,893,089
Reinvestment of distributions	4,971,309	5,768,296
Cost of shares repurchased	(36,262,814)	(45,752,464)
Increase (Decrease) in Net Assets From Fund Share Transactions	16,424,496	(9,091,079)
Increase (Decrease) in Net Assets	25,912,069	(5,643,130)

Net Assets:
Beginning of year	187,227,822	192,870,952
End of year*	$213,139,891	$187,227,822
* Includes undistributed net investment income of:	$1,113,884	$328,868

See Notes to Financial Statements.

40	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$12.91	$ 12.68	$ 11.64	$ 11.42	$ 11.94

Income (loss) from operations:
Net investment income	0.35	0.38	0.44	0.50	0.53
Net realized and unrealized gain (loss)	0.65	0.28	1.04	0.18	(0.56)
Proceeds from settlement of a regulatory matter	—	—	0.03	—	—
Total income (loss) from operations	1.00	0.66	1.51	0.68	(0.03)

Less distributions from:
Net investment income	(0.37)	(0.43)	(0.47)	(0.46)	(0.46)
Return of capital	—	—	—	—	(0.03)
Total distributions	(0.37)	(0.43)	(0.47)	(0.46)	(0.49)

Net asset value, end of year	$13.54	$12.91	$12.68	$11.64	$11.42
Total return[2]	7.86%	5.31%	13.22%[3]	6.28%	(0.39)%

Net assets, end of year (000s)	$149,861	$135,589	$137,649	$126,873	$130,940

Ratios to average net assets:
Gross expenses	1.15%[4]	1.11%	1.10%	1.04%	1.14%
Net expenses[5,6,7]	1.02 [4]	1.00	1.01	1.00	1.01
Net investment income	2.64	2.97	3.65	4.59	4.48

Portfolio turnover rate[8]	116%	190%	92%	51%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.95%. Class A received $297,563 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.12% and 1.00%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.01%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 455%, 721%, 282%, 260% and 432% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	41

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$13.01	$12.78	$11.65	$11.42	$11.94

Income (loss) from operations:
Net investment income	0.27	0.31	0.38	0.44	0.47
Net realized and unrealized gain (loss)	0.66	0.29	1.04	0.19	(0.57)
Proceeds from settlement of a regulatory matter	—	—	0.12	—	—
Total income (loss) from operations	0.93	0.60	1.54	0.63	(0.10)

Less distributions from:
Net investment income	(0.42)	(0.37)	(0.41)	(0.40)	(0.39)
Return of capital	—	—	—	—	(0.03)
Total distributions	(0.42)	(0.37)	(0.41)	(0.40)	(0.42)

Net asset value, end of year	$13.52	$13.01	$12.78	$11.65	$11.42
Total return[2]	7.27%	4.75%	13.38%[3]	5.80%	(0.95)%

Net assets, end of year (000s)	$3,545	$4,515	$5,068	$6,091	$7,417

Ratios to average net assets:
Gross expenses	2.00%[4]	1.85%	1.82%	1.64%	1.77%
Net expenses[5,6,7]	1.59 [4]	1.57	1.57	1.54	1.57
Net investment income	2.08	2.39	3.10	4.05	3.92

Portfolio turnover rate[8]	116%	190%	92%	51%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.32%. Class B received $51,661 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.98% and 1.57%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.57%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 455%, 721%, 282%, 260% and 432% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

42	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares♦[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 12.92	$ 12.66	$ 11.65	$ 11.42	$ 11.94

Income (loss) from operations:
Net investment income	0.29	0.32	0.38	0.45	0.46
Net realized and unrealized gain (loss)	0.64	0.29	1.04	0.19	(0.55)
Total income (loss) from operations	0.93	0.61	1.42	0.64	(0.09)

Less distributions from:
Net investment income	(0.31)	(0.35)	(0.41)	(0.41)	(0.40)
Return of capital	—	—	—	—	(0.03)
Total distributions	(0.31)	(0.35)	(0.41)	(0.41)	(0.43)

Net asset value, end of year	$13.54	$12.92	$12.66	$11.65	$11.42
Total return[2]	7.29%	4.89%	12.37%	5.86%	(0.90)%

Net assets, end of year (000s)	$49,470	$43,510	$47,475	$42,112	$39,169

Ratios to average net assets:
Gross expenses	1.60%[3]	1.57%	1.54%	1.49%	1.55%
Net expenses[4,5,6]	1.48 [3]	1.47	1.51	1.48	1.51
Net investment income	2.18	2.50	3.15	4.10	3.90

Portfolio turnover rate[7]	116%	190%	92%	51%	88%

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.57% and 1.45%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 455%, 721%, 282%, 260% and 432% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	43

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class R Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$12.93	$12.68	$11.66	$11.45	$11.96

Income (loss) from operations:
Net investment income	0.31	0.34	0.41	0.47	0.49
Net realized and unrealized gain (loss)	0.65	0.28	1.04	0.17	(0.55)
Total income (loss) from operations	0.96	0.62	1.45	0.64	(0.06)

Less distributions from:
Net investment income	(0.33)	(0.37)	(0.43)	(0.43)	(0.42)
Return of capital	—	—	—	—	(0.03)
Total distributions	(0.33)	(0.37)	(0.43)	(0.43)	(0.45)

Net asset value, end of year	$13.56	$12.93	$12.68	$11.66	$11.45
Total return[2]	7.54%	4.98%	12.65%	5.85%	(0.62)%

Net assets, end of year (000s)	$431	$533	$253	$239	$979

Ratios to average net assets:
Gross expenses	1.85%[3]	1.57%	2.01%	1.45%	1.38%
Net expenses[4,5,6]	1.32 [3]	1.30	1.30	1.30	1.30
Net investment income	2.35	2.67	3.35	4.30	4.17

Portfolio turnover rate[7]	116%	190%	92%	51%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.83% and 1.30%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 455%, 721%, 282%, 260% and 432% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

44	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$12.86	$12.61	$11.59	$11.37	$11.88

Income (loss) from operations:
Net investment income	0.39	0.42	0.47	0.54	0.57
Net realized and unrealized gain (loss)	0.65	0.28	1.06	0.17	(0.56)
Total income from operations	1.04	0.70	1.53	0.71	0.01

Less distributions from:
Net investment income	(0.41)	(0.45)	(0.51)	(0.49)	(0.49)
Return of capital	—	—	—	—	(0.03)
Total distributions	(0.41)	(0.45)	(0.51)	(0.49)	(0.52)

Net asset value, end of year	$13.49	$12.86	$12.61	$11.59	$11.37
Total return[2]	8.26%	5.68%	13.46%	6.66%	(0.02)%

Net assets, end of year (000s)	$9,833	$3,081	$2,426	$83	$95

Ratios to average net assets:
Gross expenses	0.96%[3]	1.10%	0.85%	0.87%	0.93%
Net expenses[4,5,6]	0.68 [3]	0.65	0.65	0.65	0.65
Net investment income	2.97	3.34	3.89	4.95	4.80

Portfolio turnover rate[7]	116%	190%	92%	51%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.93% and 0.65%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 455%, 721%, 282%, 260% and 432% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	45

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and

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Notes to financial statements (cont’d)

reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$74,501,482	$0	*	$74,501,482
Asset-backed securities	—	6,912,593	—		6,912,593
Collateralized mortgage obligations	—	24,487,079	—		24,487,079
Collateralized senior loans	—	505,776	—		505,776
Mortgage-backed securities	—	58,297,544	—		58,297,544
Municipal bonds	—	1,971,977	—		1,971,977
Sovereign bonds	—	3,276,629	—		3,276,629
U.S. government & agency obligations	—	42,118,959	—		42,118,959
U.S. treasury inflation protected securities	—	3,708,447	—		3,708,447
Preferred stocks	$135,581	—	—		135,581
Purchased options	45,613	28,923	—		74,536
Warrants	—	1,527	—		1,527
Total long-term investments	$181,194	$215,810,936	$0	*	$215,992,130
Other financial instruments:
Futures contracts	$99,742	—	—		$99,742
Forward foreign currency contracts	—	$346,753	—		346,753
Credit default swaps on credit indices — buy protection‡	—	226,451	—		226,451
Total return swaps‡	—	2,612	—		2,612
Total other financial instruments	$99,742	$575,816	—		$675,558
Total	$280,936	$216,386,752	$0	*	$216,667,688

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	$1,794	$23,159	—		$24,953
Futures contracts	593,903	—	—		593,903
Forward foreign currency contracts	—	66,381	—		66,381
Credit default swaps on credit indices — sell protection‡	—	199,067	—		199,067
Total	$595,697	$288,607	—		$884,304

*	Value is less than $1

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

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Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Warrants	Total
Balance as of July 31, 2011	$0	*	$462,500	$226,388	$1,251,250	$750	$1,940,888
Accrued premiums/discounts	—		1,600	—	3,715	—	5,315
Realized gain (loss)[1]	—		1,138	—	2,811	—	3,949
Change in unrealized appreciation (depreciation)[2]	—		(27,363)	7,517	20,443	777	1,374
Purchases	—		—	957	—	—	957
Sales	—		(93,875)	(34,206)	(25,000)	—	(153,081)
Transfers into Level 3[3]	0	*	—	—	—	—	0	*
Transfers out of Level 3[4]	—		(344,000)	(200,656)	(1,253,219)	(1,527)	(1,799,402)
Balance as of July 31, 2012	$0	*	—	—	—	—	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2012[2]	—		—	—	—	—	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

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(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S.

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Notes to financial statements (cont’d)

dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2012, the total notional value of all credit default swaps to sell protection is $2,465,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2012, see Note 4.

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Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

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Notes to financial statements (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	53

the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the

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Notes to financial statements (cont’d)

original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	55

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader

56	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $290,401. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	57

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$40,036	—	$(40,036)
(b)	1,120,532	$(1,120,532)	—

(a)	Reclassifications are primarily due to non-deductible reorganization costs for tax purposes.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and 0.60% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

58	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, B, C (to be reclassified as Class C1 shares as of August 1, 2012), R and I shares did not exceed 1.01%, 1.57%, 1.51%, 1.30% and 0.65%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended July 31, 2012, fees waived and/or expenses reimbursed amounted to $257,435.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares (to be reclassified as Class C1 shares as of August 1, 2012) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

For the year ended July 31, 2012, LMIS and its affiliates received sales charges of $21,617 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C♦
CDSCs	$185	$15,972	$6,667

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	59

3. Investments

During the year ended July 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$27,117,374	$874,689,133
Sales	29,360,348	856,637,644

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,765,178
Gross unrealized depreciation	(5,874,031)
Net unrealized appreciation	$8,891,147

At July 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	12	9/12	$1,970,258	$2,070,000	$99,742
Contracts to Sell:
U.S. Treasury 5-Year Notes	23	9/12	2,855,035	2,869,969	(14,934)
U.S. Treasury 10-Year Notes	143	9/12	19,054,559	19,255,844	(201,285)
U.S. Treasury 30-Year Bonds	107	9/12	15,782,660	16,160,344	(377,684)
					(593,903)
Net unrealized loss on open futures contracts					$(494,161)

At July 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	JPMorgan Chase Bank	1,498,350	$729,519	8/15/12	$(21,910)
Brazilian Real	JPMorgan Chase Bank	504,070	245,422	8/15/12	(2,522)
Canadian Dollar	Citibank N.A.	1,868,000	1,862,118	8/16/12	(7,424)
					(31,856)
Contracts to Sell:
British Pound	Citibank N.A.	673,000	1,055,155	8/16/12	(15,252)
Canadian Dollar	Citibank N.A.	1,868,000	1,862,118	8/16/12	(19,273)
Euro	Citibank N.A.	2,779,025	3,419,842	8/16/12	194,058
Euro	Citibank N.A.	510,000	627,601	8/16/12	33,926
Euro	Morgan Stanley & Co.	1,395,000	1,716,674	8/16/12	118,769
					312,228
Net unrealized gain on open forward foreign currency contracts					$280,372

60	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

During the year ended July 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2011	166	$76,532
Options written	37,520,524	480,398
Options closed	(14,783,374)	(353,319)
Options exercised	(9)	(7,705)
Options expired	(1,958,212)	(103,972)
Written options, outstanding as of July 31, 2012	20,779,095	$91,934

At July 31, 2012, the Fund held TBA securities with a total cost of $27,756,062.

At July 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	$312,000	3/15/49	0.070% quarterly	$(15,756)	$(18,075)	$2,319
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	171,000	3/15/49	0.070% monthly	(8,636)	(9,910)	1,274
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	100,000	2/17/51	0.350% quarterly	(8,075)	(8,061)	(14)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	108,000	10/12/52	0.500% monthly	(8,516)	(9,781)	1,265
Credit Suisse First Boston Inc. (CMBX NA AM 1)	152,000	10/12/52	0.500% monthly	(11,985)	(14,640)	2,655
Credit Suisse First Boston Inc. (CMBX NA AM 1)	307,000	10/12/52	0.500% monthly	(24,207)	(13,214)	(10,993)
Credit Suisse First Boston Inc. (CMBX NA AM 2)	157,000	3/15/49	0.500% monthly	(19,000)	(32,244)	13,244
Goldman Sachs Group Inc. (CMBX NA AM 1)	95,000	10/12/52	0.500% monthly	(7,491)	(8,574)	1,083
Goldman Sachs Group Inc. (CMBX NA AM 2)	237,000	3/15/49	0.500% monthly	(28,682)	(51,198)	22,516
JPMorgan Chase & Co. (CMBX NA AM 1)	188,000	10/12/52	0.500% monthly	(14,824)	(17,992)	3,168
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	100,000	3/15/49	0.070% monthly	(5,050)	(5,426)	376
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	259,000	3/15/49	0.070% monthly	(13,080)	(14,693)	1,613
UBS Warburg LLC (CMBX NA AM 2)	125,000	3/15/49	0.500% monthly	(15,128)	(22,410)	7,282
UBS Warburg LLC (CMBX NA AM 2)	154,000	3/15/49	0.500% monthly	(18,637)	(30,439)	11,802
Total	$2,465,000			$(199,067)	$(256,657)	$57,590

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	61

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$489,101	10/12/52	0.100% monthly	$16,409	$21,608	$(5,199)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	265,968	10/12/52	0.100% monthly	8,923	10,543	(1,620)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	238,076	10/12/52	0.100% monthly	7,987	9,111	(1,124)
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	270,000	2/17/51	0.500% monthly	54,743	25,326	29,417
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	226,000	2/17/51	0.500% monthly	45,821	20,520	25,301
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	692,312	10/12/52	0.100% monthly	23,227	35,537	(12,310)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	228,114	10/12/52	0.100% monthly	7,653	9,181	(1,528)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	249,033	10/12/52	0.100% quarterly	8,355	8,341	14
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	435,310	10/12/52	0.100% quarterly	14,605	16,654	(2,049)
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	107,000	2/17/51	0.500% monthly	21,694	20,337	1,357
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	84,000	2/17/51	0.500% monthly	17,034	16,279	755
Total	$3,284,914			$226,451	$193,437	$33,014

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund†	Periodic Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$1,467,877	1/12/41	1-Month LIBOR	IOS.FN30.400.10	$(271)	$2,883

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

62	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2012.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$45,613	—	$28,923	$74,536
Futures contracts[3]	99,742	—	—	99,742
Swap contracts[4]	2,612	—	226,451	229,063
Forward foreign currency contracts	—	$346,753	—	346,753
Total	$147,967	$346,753	$255,374	$750,094

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$1,794	—	$23,159	$24,953
Futures contracts[3]	593,903	—	—	593,903
Swap contracts[4]	—	—	199,067	199,067
Forward foreign currency contracts	—	$66,381	—	66,381
Total	$595,697	$66,381	$222,226	$884,304

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	$(24,257)	—	$(10,766)	$(35,023)
Written options	154,465	—	66,699	221,164
Futures contracts	(603,665)	—	—	(603,665)
Swap contracts	(1,585,903)	—	35,494	(1,550,409)
Forward foreign currency contracts	—	$509,740	—	509,740
Total	$(2,059,360)	$509,740	$91,427	$(1,458,193)

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	63

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	$(37,640)	—	$(52,281)	$(89,921)
Written options	3,333	—	42,859	46,192
Futures contracts	(161,167)	—	—	(161,167)
Swap contracts	625,230	—	72,148	697,378
Forward foreign currency contracts	—	$213,533	—	213,533
Total	$429,756	$213,533	$62,726	$706,015

During the year ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$72,262
Written options	66,825
Forward foreign currency contracts (to buy)	2,517,185
Forward foreign currency contracts (to sell)	6,734,674
Futures contracts (to buy)	12,683,610
Futures contracts (to sell)	34,324,891

Average Notional Balance
Interest rate swap contracts†	$2,242,308
Credit default swap contracts (to buy protection)	3,386,840
Credit default swap contracts (to sell protection)	4,081,738
Total return swap contracts	1,524,163

†	At July 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C (to be reclassified as Class C1 shares as of August 1, 2012) and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C (to be reclassified as Class C1 shares as of August 1, 2012) and R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$345,910	$145,827
Class B	30,359	18,797
Class C♦	317,241	49,134
Class R	2,576	2,894
Class I	—	9,301
Total	$696,086	$225,953

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

64	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

For the year ended July 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$166,937
Class B	16,750
Class C♦	54,626
Class R	2,734
Class I	16,388
Total	$257,435

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

6. Distributions to shareholders by class

	Year Ended July 31, 2012	Year Ended July 31, 2011
Net Investment Income:
Class A	$3,888,980	$4,680,255
Class B	129,784	145,301
Class C♦	1,068,281	1,241,348
Class R	12,979	9,663
Class I	184,636	93,652
Total	$5,284,660	$6,170,219

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

7. Shares of beneficial interest

At July 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2012		Year Ended July 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,327,718	$30,526,763	1,537,041	$19,617,222
Shares issued on reinvestment	280,986	3,691,105	344,466	4,400,168
Shares repurchased	(2,042,566)	(26,702,330)	(2,235,965)	(28,506,260)
Net increase (decrease)	566,138	$7,515,538	(354,458)	$(4,488,870)

Class B
Shares sold	28,673	$375,511	142,979	$1,836,595
Shares issued on reinvestment	9,165	120,028	10,208	131,429
Shares repurchased	(122,617)	(1,608,989)	(202,680)	(2,606,632)
Net decrease	(84,779)	$(1,113,450)	(49,493)	$(638,608)

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	65

	Year Ended July 31, 2012		Year Ended July 31, 2011
	Shares	Amount	Shares	Amount
Class C♦
Shares sold	692,833	$9,112,996	495,924	$6,310,851
Shares issued on reinvestment	75,671	994,543	90,701	1,158,082
Shares repurchased	(484,915)	(6,353,250)	(967,422)	(12,306,732)
Net increase (decrease)	283,589	$3,754,289	(380,797)	$(4,837,799)

Class R
Shares sold	8,706	$115,363	36,024	$457,308
Shares issued on reinvestment	987	12,962	750	9,598
Shares repurchased	(19,122)	(253,203)	(15,475)	(196,249)
Net increase (decrease)	(9,429)	$(124,878)	21,299	$270,657

Class I
Shares sold	580,454	$7,585,368	210,584	$2,671,113
Shares issued on reinvestment	11,608	152,671	5,427	69,019
Shares repurchased	(102,605)	(1,345,042)	(168,902)	(2,136,591)
Net increase	489,457	$6,392,997	47,109	$603,541

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C*	Class C1♦	Class R	Class I
Daily 8/31/2012	$0.032772	$0.025680	$0.020624	$0.027006	$0.029102	$0.037155

*	Inception date for the new Class C shares (formerly known as Class R1 shares) is August 2, 2012.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$5,284,660	$6,170,219

As of July 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,487,662
Capital loss carryforward*	(14,796,895)
Other book/tax temporary differences(a)	(350,612)
Unrealized appreciation (depreciation)(b)	8,833,768
Total accumulated earnings (losses) — net	$(4,826,077)

66	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

*	During the taxable year ended July 31, 2012, the Fund utilized $ 3,374,533 of its capital loss carryforward available from prior years. As of July 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2015	$(13,988,892)
7/31/2016	(808,003)
$(14,796,895)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, differences between book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating

Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report	67

to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

11. Other

The Fund’s Board of Trustees has approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by Western Asset Core Plus Bond Fund (the “Acquiring Fund”), a series of Western Asset Funds, Inc., in exchange for shares of the Acquiring Fund. The Fund would then be terminated, and shares of the Acquiring Fund would be distributed to Fund shareholders. The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization were mailed in July 2012. If the reorganization is approved by Fund shareholders, it is expected to occur on or about October 5, 2012.

68	Legg Mason Western Asset Core Plus Bond Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Core Plus Bond Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Core Plus Bond Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 19, 2012

Legg Mason Western Asset Core Plus Bond Fund	69

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Core Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

70	Legg Mason Western Asset Core Plus Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Core Plus Bond Fund	71

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

72	Legg Mason Western Asset Core Plus Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	159
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Legg Mason Western Asset Core Plus Bond Fund	73

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

74	Legg Mason Western Asset Core Plus Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (Prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (Prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Core Plus Bond Fund	75

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2012:

Record Date:	Daily	Daily
Payable Date:	August 2011 through December 2011	January 2012 through July 2012
Interest from Federal Obligations	12.61%	8.64%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Western Asset

Core Plus Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Core Plus Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01181 9/12 SR12-1747

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2011 and July 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $245,700 in 2011 and $893,850 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,200 in 2011 and $53,350 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in 2011 and $25,000 in 2012. These services consisted of the review and issuance of consent on Form N-1A registration for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 26, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	September 26, 2012